Sales and Purchase

Agreement

Date: 9-22-14

Be it known that Paramount Supply Inc (Buyer) , which address is: 40 Lielais prospekts , Ventspils, LV-3601 Latvia agrees to purchase from Beyonds Bags & Cases Co.,LTD (Seller) ,which address is: No.306 kerui Building Taiwan Street,Xiamen,361009,Fujian,China and the Seller agrees to sell the items agreed upon separately.

Sales price	$ as agreed upon
Sales tax	$ as agreed upon
Finance charge	$ as agreed upon
Insurance	$ as agreed upon
Other charges	$ as agreed upon
Total purchase price	$ as agreed upon

Less:

Deposit	$ as agreed upon
Other credits	$ as agreed upon
Total credits	$ as agreed upon
Amount financed	$ as agreed upon

ANNUAL INTEREST RATE as agreed upon

The amount of purchase shall be paid per following terms: 30% desposite,70%balance before shippment

The seller shall keep hold of title to the items sold until full payment of the purchase price, subject to payment credits and discharge of this security interest as mandatory by law. The undersigned makes agreement for safe keeping of items free from other liens and hindrances at the below address and to not remove goods without seller's permission.

Buyer further accepts to carry out all financing statements as may be required to perfect this sales agreement, and the Buyer shall keep goods effectively insured, naming Seller loss-payee.

The full balance of the purchase price shall become due upon any evasion; and the undersigned shall pay all realistic attorney's fees and costs of compilation. Upon evasion, Seller may retrieve the goods, hold and dispose of same, and collect expenses, together with any shortage due from Buyer, subject to the Buyer's right to exchange said items pursuant to law and the Uniform Commercial Code.

Accepted BY:

Jess-Lee (signature)

Seller See above	Buyer See above
Address	Address Artis Jansons
By	By

Sales and Purchase

Agreement

Date: 9-22-14

Be it known that Paramount Supply Inc (Buyer) , which address is: 40 Lielais prospekts , Ventspils, LV-3601 Latvia agrees to purchase from Guangzhou Xishang Co.,Ltd (Seller) ,which address is: Rm 308, Block B, No. 815, Congyun Rd., Baiyun District, Guangzhou, 510420, Guangdong, China and the Seller agrees to sell the items agreed upon separately.

Sales price	$ as agreed upon
Sales tax	$ as agreed upon
Finance charge	$ as agreed upon
Insurance	$ as agreed upon
Other charges	$ as agreed upon
Total purchase price	$ as agreed upon
<u>Less:</u>	
Deposit	$ as agreed upon
Other credits	$ as agreed upon
Total credits	$ as agreed upon
Amount financed	$ as agreed upon

ANNUAL INTEREST RATE as agreed upon

The amount of purchase shall be paid per following terms

Free MOQ for stock brand name bags. Packaging : Dust cover each piece and with a poly bag, Deliviery with standard carton Payment : By T/T, Western Union, Moneygram, 30% deposit before production, the balance payment before shipment. OEM sample time: 4-7 days after full payment of sample fee Delivery time: 15-20 days after receipt of 30% deposit, depends on quantity

The seller shall keep hold of title to the items sold until full payment of the purchase price, subject to payment credits and discharge of this security interest as mandatory by law. The undersigned makes agreement for safe keeping of items free from other liens and hindrances at the below address and to not remove goods without seller's permission.

Buyer further accepts to carry out all financing statements as may be required to perfect this sales agreement, and the Buyer shall keep goods effectively insured, naming Seller loss-payee.

The full balance of the purchase price shall become due upon any evasion; and the undersigned shall pay all realistic attorney's fees and costs of compilation. Upon evasion, Seller may retrieve the goods, hold and dispose of same, and collect expenses, together with any shortage due from Buyer, subject to the Buyer's right to exchange said items pursuant to law and the Uniform Commercial Code.

Accepted BY:

Seller	Buyer
See above	See above
Address	Address
	Artis Jansons

Sales and Purchase

Agreement

Date: 9-22-14

Be it known that Paramount Supply Inc (Buyer) , which address is: 40 Lielais prospekts , Ventspils, LV-3601 Latvia agrees to purchase from Guangzhou Xinde Leather Goods Factory (Seller) , and the Seller agrees to sell the items agreed upon separately.

Sales price	$ as agreed upon
Sales tax	$ as agreed upon
Finance charge	$ as agreed upon
Insurance	$ as agreed upon
Other charges	$ as agreed upon
Total purchase price	$ as agreed upon
Less:	
Deposit	$ as agreed upon
Other credits	$ as agreed upon
Total credits	$ as agreed upon
Amount financed	$ as agreed upon

ANNUAL INTEREST RATE as agreed upon

The amount of purchase shall be paid per following terms: 30% desposite,70%balance before shipment

Remark: 1. All prices are without shipment fee, only ex-factory price. 2. Shipment fee base on how many you need, ship to where and ship by DHL or by air. 3. Packing: plastic bag 4. Payment: TT, 100% advance before shipment.

Buyer further accepts to carry out all financing statements as may be required to perfect this sales agreement, and the Buyer shall keep goods effectively insured, naming Seller loss-payee.

The full balance of the purchase price shall become due upon any evasion; and the undersigned shall pay all realistic attorney's fees and costs of compilation. Upon evasion, Seller may retrieve the goods, hold and dispose of same, and collect expenses, together with any shortage due from Buyer, subject to the Buyer's right to exchange said items pursuant to law and the Uniform Commercial Code.

Accepted BY:

Dan Chen

Seller

See above

Address

By

Buyer

See above

Address

Artis Jansons

By